UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 5, 2013

K-V PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2280 Schuetz Road St. Louis, MO		63146
(Address of principal executive offices)		(Zip Code)

(314) 645-6600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01	Other Events

As previously reported in its Current Report on Form 8-K filed August 6, 2012, K-V Pharmaceutical Company (the “Company”) and certain of its wholly-owned subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Cases”) under Chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On February 5, 2013, the Honorable Allan L. Gropper, presiding Judge for the Bankruptcy Court, issued an Order Further Extending Debtors’ Exclusive Periods to File Plan of Reorganization and Solicit Acceptances Thereof Pursuant to Section 1121(d) of the Bankruptcy Code. That Order extends the Debtors’ Exclusive Filing Period to June 17, 2013, and the Debtors’ Exclusive Solicitation Period to July 16, 2013. A copy of the Bankruptcy Court Order is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Order Further Extending Debtors’ Exclusive Periods to File Plan of Reorganization and Solicit Acceptances Thereof Pursuant to Section 1121(d) of the Bankruptcy Code

The Company will post this Form 8-K on its Internet website at www.kvph.com.  References to the Company’s website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be an active link to the website.  Information contained on the website does not constitute part of this Form 8-K.

Cautionary Note Regarding Forward-Looking Statements of K-V Pharmaceutical Company

This release contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about product launches, the impact of the Company’s Chapter 11 proceedings, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspensions of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the Securities and Exchange Commission (the “SEC”) and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements with regard to the Company identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to):

1.	the ability of the Company and its subsidiaries to continue as a going concern;
2.
the ability of the Company to comply with the milestones in its debtor-in-possession financing facility, and obtain Bankruptcy Court approval of its motion for approval of the proposed plan of reorganization and related disclosure statement as well as other motions filed in the Chapter 11 cases;

3.	the ability of the Company and its subsidiaries to satisfy the conditions of the proposed plan of reorganization and to consummate the proposed plan, including the contemplated rights offering;
4.
objections that may be raised with respect to the proposed plan of reorganization and related disclosure statement by various creditors, equity holders and other constituents of the Company and its subsidiaries and the Bankruptcy Court’s treatment of such objections;

5.	the effects of the bankruptcy filing on the Company and its subsidiaries and the interests of various creditors, equity holders and other constituents;
6.	the effects of rulings of the Bankruptcy Court in the Chapter 11 cases and the outcome of the cases in general;
7.	the length of time the Company and its subsidiaries will operate under the Chapter 11 cases;
8.
risks associated with third-party motions in the Chapter 11 cases, which may interfere with the ability of the Company and its subsidiaries to develop one or more plans of reorganization and consummate such plans once they are developed;

9.	the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations;
10.	the ability to execute the Company’s business and restructuring plans;
11.	increased legal costs related to the Company’s bankruptcy filing and other litigation;
12.	that the Company’s Class A Common Stock and Class B Common Stock will be, or will continue to be, traded on the OTCQB Marketplace and whether sufficient volumes and liquidity will develop; and
13.
the ability of the Company and its subsidiaries to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A—“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the statements under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the statements included in Article XI – “Certain Risk Factors to be Considered” of the disclosure statement filed in the Bankruptcy Court with the proposed plan of reorganization, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 ,the risk factors under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the statements included in Article XI – “Certain Risk Factors to be Considered” of the disclosure statement filed in the Bankruptcy Court with the proposed plan of reorganization. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this release. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 11, 2013

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and Secretary